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LIQUIDMETAL
  TECHNOLOGIES
                                                                    News Release

FOR IMMEDIATE RELEASE
---------------------

CONTACT: David Townsend
         (813) 314-0280
         david.townsend@liquidmetal.com
         ------------------------------

                 Liquidmetal(R) Technologies Extends 10-K Filing

         LAKE FOREST, CA, March 30, 2004--- Liquidmetal(R) Technologies, Inc. (NASDAQ: LQMT) today said that it will not file its 2003 Annual Report on Form 10-K by March 30 as previously anticipated due to additional time required to complete a previously announced review and analysis relating to the company's restatement of results for certain prior periods.

         The company said that, as a result of the previously announced restatement process, it has not finalized the financial information to be included in the Form 10-K and has not completed its audit for the fiscal year ended December 31, 2003. The company said it will file its Form 10-K as quickly as possible after completing the restatement process.


About Liquidmetal Technologies, Inc.
------------------------------------

Liquidmetal Technologies, Inc. (www.liquidmetal.com) is the leading developer, manufacturer, and marketer of products made from amorphous alloys. Amorphous alloys are unique materials that are characterized by a random atomic structure, in contrast to the crystalline atomic structure possessed by ordinary metals and alloys. Bulk Liquidmetal(R) alloys are two to three times stronger than commonly used titanium alloys, harder than tool steel, and relatively non-corrosive and wear resistant. Bulk Liquidmetal alloys can also be molded into precision net-shaped parts similar to plastics, resulting in intricate and sophisticated engineered designs. Liquidmetal Technologies is the first company to produce amorphous alloys in commercially viable bulk form, enabling significant improvements in products across a wide array of industries. The combination of a super alloy's performance coupled with unique processing advantages positions Liquidmetal alloys for what the company believes will be The Third RevolutionTM in material science.


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This press release contains "forward-looking statements" that involve risks and uncertainties, including statements regarding our anticipated financial results for 2002 and 2003, and forecasts for the first quarter of 2004, as well as our plans, future events, objectives, expectations, forecasts, and the assumptions on which those statements are based. Any statement in this press release that is not a statement of historical fact is a forward-looking statement, and in some cases, words such as "believe," "estimate," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," and similar expressions identify forward-looking statements. These statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the anticipated outcomes or result, and undue reliance should not be placed on these statements. These risks and uncertainties include: the ongoing audit committee investigation and any further adjustments that may be part of the restatement; our limited operating history in developing and manufacturing products from bulk amorphous alloys; the adoption of our alloys by customers; the commercial success of our customer's products; our ability to identify, develop, and commercialize new applications for our alloys; competition with suppliers of incumbent materials; the development of new materials that render our alloys obsolete; the ability to manage our anticipated growth; our limited direct experience in manufacturing bulk alloy products; scaling-up our manufacturing facilities; protecting our intellectual property; problems associated with manufacturing and selling our alloys outside of the United States; and other risks and uncertainties discussed in filings made with the Securities and Exchange Commission (including risks described in subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other filings). Liquidmetal Technologies disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.





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